UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 8, 2023

NexTier Oilfield Solutions Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37988	38-4016639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd
Houston,	Texas	77042
(Address of Principal Executive Offices)		(Zip Code)
(713) 325-6000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01, par value	NEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Asset-Based Revolving Credit Agreement

On June 8, 2023, NexTier Oilfield Solutions Inc. (the "Company"), entered into Amendment No. 1 (the “ABL Amendment”) to the Second Amended and Restated Asset-Based Revolving Credit Agreement (the "ABL Agreement"), dated October 31, 2019, by and among the Company, as parent guarantor, Keane Group Holdings LLC, as lead borrower, certain other subsidiaries of the Company as additional borrowers and guarantor parties thereto, the lender parties thereto and Bank of America, N.A., as administrative agent and collateral agent. The ABL Amendment to the ABL Agreement provides, among other things, for replacement of London Interbank Offered Rate (“LIBOR”) with the term SOFR (as defined in the ABL Amendment), plus a credit spread adjustment of 11.48 basis points as the reference rate for purposes of calculating interest under the ABL Agreement, and updates to certain other provisions of the ABL Agreement to reflect the transition from LIBOR to term SOFR.

The foregoing description of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ABL Amendment. A copy of the ABL Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. Exhibit A to the ABL Amendment included in Exhibit 10.1 constitutes the ABL Agreement as amended by the ABL Amendment, marked to show changes.

First Amendment to Term Loan Agreement

On June 8, 2023, the Company entered into Amendment No. 1 (the “TL Amendment”) to the Term Loan Agreement (the "TL Agreement"), dated May 25, 2018, by and among the Company, as parent guarantor, Keane Group Holdings LLC, as lead borrower, certain other subsidiaries of the Company as additional borrowers and guarantor parties thereto, the lender parties thereto and Barclays Bank PLC, as administrative agent and collateral agent. The TL Amendment to the TL Agreement provides, among other things, for replacement of LIBOR with the term SOFR (as defined in the TL Amendment), plus a credit spread adjustment of 11.48 basis points as the reference rate for purposes of calculating interest under the ABL Agreement and updates certain other provisions of the TL Agreement to reflect the transition from LIBOR to term SOFR.

The foregoing description of the TL Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TL Amendment. A copy of the TL Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein. Exhibit A to the TL Amendment included in Exhibit 10.2 constitutes the TL Agreement as amended by the TL Amendment, marked to show changes.

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by references in this Item 2.03 in its entirety.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company approved the amendment and restatement of the NexTier Oilfield Solutions Inc. Equity and Incentive Award Plan (the “2023 Plan”). The Company’s

Board of Directors (the “Board”) approved the 2023 Plan on April 18, 2023, subject to stockholder approval.

The 2023 Plan provides for an increase of 10,000,000 shares of common stock available for issuance under the 2023 Plan. In addition, the 2023 Plan was amended to memorialize current governance practices of the Company into the 2023 Plan by expressly providing for (i) a minimum vesting period and/or performance period of one year from the date of equity grant and (ii) “double trigger” change in control vesting. A more complete description of the terms of the 2023 Plan can be found in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”), under the heading “Proposal 4: Approval of the amendment and restatement of the NexTier Oilfield Solutions Inc. Equity and Incentive Award Plan”. The foregoing description and the summary of the 2023 Plan contained in the Proxy Statement is qualified in its entirety by the full text of the 2023 Plan, filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to Vote of Security Holders.
The total number of shares of the Company's common stock voted in person or by proxy at the Annual Meeting was 215,179,369, representing approximately 93.36% of the 230,495,423 shares that were outstanding and entitled to vote as of the record date. At the Annual Meeting, the Company’s stockholders voted on the following proposals, and the final voting results for each proposal are set forth below:

Proposal 1 – The election of eleven directors to serve until the 2024 Annual Meeting or, in each case, until his or her earlier death, retirement, resignation or removal.
The following directors were elected based on the votes listed below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Drummond	204,821,232	1,173,967	45,632	9,138,538
Leslie A. Beyer	205,358,944	603,354	78,533	9,138,538
Stuart M. Brightman	180,835,068	25,103,377	102,386	9,138,538
Gary M. Halverson	204,482,214	1,509,808	48,809	9,138,538
Patrick M. Murray	201,450,115	4,484,805	105,911	9,138,538
Amy H. Nelson	201,103,609	4,809,386	127,836	9,138,538
Melvin G. Riggs	203,456,160	2,483,308	101,363	9,138,538
Bernardo J. Rodriguez	204,479,984	1,506,993	53,854	9,138,538
Michael Roemer	203,480,172	2,456,291	104,368	9,138,538
James C. Stewart	204,720,195	1,269,752	50,884	9,138,538
Scott R. Wille	204,702,024	1,289,981	48,826	9,138,538

Proposal 2 – The ratification of the appointment of KPMG LLP as the company’s independent registered public accounting firm for 2023.
The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting for the fiscal year ending December 31, 2023, as recommended by the Company’s Board of Directors, based on the votes listed below:

For	Against	Abstain
199,299,787	15,847,988	31,594

Proposal 3 – Advisory vote to approve the 2022 compensation of the Company’s named executive officers.
As reflected below, the Company’s stockholders approved, on an advisory basis, the 2022 compensation of the Company’s named executive officers, as recommended by the Company’s Board of Directors.

For	Against	Abstain	Broker Non-Votes
201,134,119	4,736,245	170,467	9,138,538

Proposal 4 – The approval of the amendment and restatement of the NexTier Oilfield Solutions Inc. Equity and Incentive Award Agreement.
The Company’s stockholders approved the amendment and restatement of the NexTier Oilfield Solutions Inc. Equity and Incentive Award Agreement, as recommended by the Company's Board of Directors.

For	Against	Abstain	Broker Non-Votes
158,590,212	47,313,641	136,978	9,138,538

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit Number	Description

10.1	Amendment No. 1, dated June 2, 2023, to the Second Amended and Restated Asset-Based Revolving Credit Agreement, dated as of October 31, 2019, among NexTier Oilfield Solutions Inc. (f/k/a Keane Group, Inc.), as parent guarantor, Keane Group Holdings LLC, as lead borrower, certain other subsidiaries of the Company as additional borrowers and guarantor parties thereto, the lender parties thereto and Bank of America, N.A., as administrative and collateral agent.
10.2	Amendment No. 1, dated June 8, 2023, to the Term Loan Agreement, dated as of May 25, 2018, by and among NexTier Oilfield Solutions Inc. (f/k/a Keane Group, Inc.), as parent guarantor, Keane Group Holdings LLC, as lead borrower, certain other subsidiaries of the Company as additional borrowers and guarantor parties thereto, the lender parties thereto and Barclays Bank PLC, as administrative and collateral agent.
10.3	NexTier Oilfield Solutions Inc. Equity and Incentive Award Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTIER OILFIELD SOLUTIONS INC.
Dated: June 14, 2023	/s/ KEVIN MCDONALD
Name: Kevin McDonald
Title: Executive Vice President, Chief Administrative Officer & General Counsel